OPTIMUM FUND TRUST

Optimum Small-Mid Cap Growth Fund (the "Fund")

Supplement to the Fund's Statutory Prospectus dated July 27, 2018

Effective immediately, the following replaces the chart in the Fund's statutory prospectus in the section entitled "Fund summaries — Optimum Small-Mid Cap Growth Fund — Who manages the Fund? — Sub-advisors — Columbus Circle Investors":

Sub-advisors

Columbus Circle Investors

Portfolio managers	Title with CCI	Start date on the Fund
Clifford G. Fox, CFA	Senior Management Director, Portfolio Manager	April 2016
Michael Iacono, CFA	Senior Management Director, Portfolio Manager, Mid Cap	April 2016
Christopher Corbett, CFA	Senior Vice President,Co-Portfolio Manager	July 2017

Effective immediately, the following replaces the second paragraph in the section entitled "Who manages the Funds — Sub-advisors and portfolio managers — Optimum Small-Mid Cap Growth Fund":

A team of portfolio managers is primarily responsible for the day-to-day management of CCI's allocated portion of the Fund's assets. CCI's portfolio management team of Clifford G. Fox, CFA; Michael Iacono, CFA; and Christopher Corbett, CFA are jointly and primarily responsible for day-to-day management of CCI's accounts. Mr. Fox, CFA, has served as Senior Managing Director since 2000. He has served as a Portfolio Manager of CCI's small-cap portfolios since June 2002, mid-cap portfolios since April 1999 and SMID portfolios since Oct. 2003. Mr. Iacono, CFA, has served as Managing Director since 2001. He has served as a Co-Portfolio Manager of CCI's mid-cap portfolios since March 2014 and as Co-Portfolio Manager of CCI's SMID and small-cap portfolios since 2013. Mr. Corbett has served as Co-Portfolio Manager of CCI's small-cap, mid-cap and SMID portfolios since March 2017. Mr. Fox and Mr. Iacono have held their Fund responsibilities since April 2016. Mr. Corbett began holding Fund responsibilities in July 2017.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated August 21, 2018.